SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8 K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 16, 2001

Commission file number 1-1363

Acrodyne Communications, Inc..

(Exact name of Registrant as specified in its charter)

Delaware	11-3067564
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

10706 Beaver Dam Road, Cockeysville, Maryland	21030
(Address of principal executive offices)	(Zip Code)

(410) 568-1629

(Registrant’s telephone number, including area code)

Item 5.  Other Events

On November 20, 2001 the Board of Directors of Acrodyne Communications Inc. elected Mr. John Strzelecki to the position of Executive Vice President.

On November 20, 2001 the Board of Directors of Acrodyne Communications Inc. elected Mr. Robert E. Woodruff, Jr. to the position of Chief Financial Officer.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2001

                                                                                                Acrodyne Communications, Inc.

                                                                                                By:   /s/ R.E. Woodruff, Jr.

                                                                                                R. E. Woodruff, Jr.

                                                                                                Chief Financial Officer